EXHIBIT 10.4

                              Note to Exhibit 10.4

         The following Trust Indenture and Security Agreement is substantially identical in all material respects to seven additional Trust Indenture and Security Agreements except as follows:

                                                                                                Aircraft
Owner Participant                                       Date                                    (Tail No.)           Amortization
-----------------                                       ----
NCC Charlie Company*                                    September 10, 1998*                     N575ML*                   *
NCC Charlie Company                                     September 10, 1998                      N576ML                    *
General Electric Capital Corporation                    November 10, 1998                       N577ML                    *
General Electric Capital Corporation                    November 10, 1998                       N578ML                    *
Castle Harbour Leasing Inc.                             December 10, 1998                       N579ML                    **
NCC Charlie Company                                     January 25, 1999                        N580ML                    **
General Electric Capital Corporation                    April 14, 1999                          N581ML                    ***
NCC Charlie Company                                     June 28, 1999                           N582ML                    ****

------------------------------
* Filed as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.
** Filed as Exhibit 10.52 to the Company's Annual Report on Form 10-K/A for the year ended December 31, 1998.
*** Filed as Exhibit 10.52 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.
**** As attached hereto.

                                                                     Annex B

                             Amortization Schedule
                           -------------------------

                  Series A        Series B        Series C          Series D
                  Equipment       Equipment       Equipment         Equipment
Payment Date        Notes           Notes           Notes            Notes
-----------       ---------       ---------       ----------        ---------
Jul 2 1999              0.00           0.00       568,742.38           0.00
Jan 2 2000        222,645.40      96,355.00       232,167.39           0.00
Jul 2 2000              0.00           0.00             0.00           0.00
Jan 2 2001        222,644.40      96,354.00       225,392.67      54,890.04
Jul 2 2001              0.00           0.00             0.00           0.00
Jan 2 2002        222,644.40      96,354.00             0.00     331,165.36
Jul 2 2002              0.00           0.00             0.00           0.00
Jan 2 2003        222,644.40      96,354.00       211,894.36     174,864.60
Jul 2 2003              0.00           0.00             0.00           0.00
Jan 2 2004        222,644.40      96,354.00       447,645.59           0.00
Jul 2 2004              0.00           0.00             0.00           0.00
Jan 2 2005        222,644.40      96,354.00       514,270.57           0.00
Jul 2 2005              0.00           0.00             0.00           0.00
Jan 2 2006        222,644.40     277,047.96       405,687.04           0.00
Jul 2 2006              0.00           0.00             0.00           0.00
Jan 2 2007        222,644.40     683,658.95             0.00           0.00
Jul 2 2007              0.00           0.00             0.00           0.00
Jan 2 2008        222,644.40     332,475.54             0.00           0.00
Jul 2 2008              0.00           0.00             0.00           0.00
Jan 2 2009        222,644.41     353,979.35             0.00           0.00
Jul 2 2009              0.00           0.00             0.00           0.00
Jan 2 2010        342,713.01     509,781.77             0.00           0.00
Jul 2 2010              0.00           0.00             0.00           0.00
Jan 2 2011        918,260.78           0.00             0.00           0.00
Jul 2 2011              0.00           0.00             0.00           0.00
Jan 2 2012        986,237.90           0.00             0.00           0.00
Jul 2 2012              0.00           0.00             0.00           0.00
Jan 2 2013        584,973.47     476,731.43             0.00           0.00
Jul 2 2013              0.00           0.00             0.00           0.00
Jan 2 2014      1,142,786.05           0.00             0.00           0.00
Jul 2 2014              0.00           0.00             0.00           0.00
Jan 2 2015      1,220,063.78           0.00             0.00           0.00